                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby  consent to the  incorporation  by reference in this  Registration
Statement on Form S-3 of our report dated June 10, 2003, relating to the consolidated financial statements and the financial statement schedule, which appears in Tegal Corporation's Annual Report on Form 10-K for the year ended March 31, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

San Jose, California

August 5, 2003